UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 25, 2006
V. F. Corporation
(Exact Name of Registrant as Specified in Charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-5256 (Commission File Number)	23-1180120 (IRS Employer Identification No.)

105 Corporate Center Boulevard Greensboro, North Carolina (Address of Principal Executive Offices)	27408 (Zip Code)
Registrant’s telephone number, including area code 336-424-6000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On April 25, 2006, the Board of Directors of VF Corporation (“VF”) amended Sections 2 and 3 of Article II and Sections 7 and 8 of Article V of the By-Laws of VF. The amendments increase the mandatory retirement age of directors from 70 to 72 and provide that the directors shall be elected to terms that expire “no later than”, rather than “at”, the third subsequent meeting of shareholders at which directors are elected. The amendments further specify that the Chairman of the Board of Directors shall be the chief executive officer of VF and that the President shall be the chief operating officer of VF.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

The following is furnished as an exhibit to this report:

3.1 Amendments to the By-Laws of VF Corporation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

V.F. CORPORATION (Registrant)

By:	/s/ Candace S. Cummings
Candace S. Cummings
Vice President — Administration, General Counsel and Secretary

Date: April 25, 2006

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to the By-Laws of VF Corporation